                                                                    Exhibit 99.3


                                   ZILOG, INC.

                              LETTER OF TRANSMITTAL

            TO ACCOMPANY CERTIFICATE(S) FOR SHARES OF COMMON STOCK OF
                                   ZILOG, INC.
                  SURRENDERED IN CONNECTION WITH THE MERGER OF
                        TPG ZEUS ACQUISITION CORPORATION
                                  WITH AND INTO
                                   ZILOG, INC.

        This Letter of Transmittal is to accompany the certificate(s) representing shares of common stock, par value $0.01 per share (the "Common Stock"), of Zilog, Inc., a Delaware corporation ("Zilog"), if such certificate(s) has not been previously submitted pursuant to an effective election (a "Non-Cash Election") to retain shares of Common Stock (the "Non-Cash Election Shares") in connection with the merger (the "Merger") of TPG Zeus Acquisition Corporation ("Merger Sub") with and into Zilog pursuant to the Agreement and Plan of Merger, dated as of July 20, 1997, by and between TPG Partners II, L.P. ("TPG") and Zilog, as amended by Amendments Number One and Number Two to the Agreement and Plan of Merger, dated as of November 18, 1997 and December 10, 1997, respectively, by and among TPG, Merger Sub and Zilog, and as the same may be amended from time to time (the "Merger Agreement"). Holders of Common Stock who have previously made an effective Non-Cash Election (any such holder, an "Electing Holder") need not submit this Letter of Transmittal with respect to the shares covered by such Non-Cash Election. Each share of Common Stock subject to such Non-Cash Election will automatically, subject to proration as described in the Proxy Statement/Prospectus (as defined herein), be converted into the right to retain a Non-Cash Election Share.

        By delivering certificate(s) representing shares of Common Stock with this Letter of Transmittal, the registered holder of such certificate(s) releases Zilog, Merger Sub and their respective affiliates, directors, officers, employees, partners, agents, advisors and representatives, and their respective successors and assigns, from any and all claims arising from or in connection with the purchase or ownership of such Common Stock or the exchange of such Common Stock pursuant to the Merger Agreement.


        After carefully reviewing all of the Instructions set forth in this Letter of Transmittal, you should complete and return all of the required documents to BankBoston, N.A. (the "Exchange Agent") in the accompanying envelope at one of the addresses below.
PLEASE RETURN THIS ENTIRE LETTER OF TRANSMITTAL ONLY TO THE EXCHANGE AGENT.

                             The Exchange Agent is:
                                BANKBOSTON, N.A.


                  Exchange Agent Address & Mailing Instructions



 By Mail via the Enclosed Envelope:    By Overnight Courier or Express Mail:                       By Hand:
          BankBoston, N.A.                       BankBoston, N.A.                Securities Transfer and Reporting Services
Corporate Agency and Reorganization    Corporate Agency and Reorganization                          STARS
        Post Office Box 8029                       Code: Zilog                                   55 Broadway
       Boston, Massachusetts                    150 Royall Street                                 3rd Floor
             02266-8029                       Canton, Massachusetts                           New York, New York
                                                      02021                                         10006

        THIS LETTER OF TRANSMITTAL TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS SHOULD BE RETURNED TO THE EXCHANGE AGENT IN THE ACCOMPANYING ENVELOPE. DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 (OR SUBSTITUTE FORM W-8, IF APPLICABLE) PROVIDED BELOW.


        THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF COMMON STOCK, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

        For information regarding, or additional copies of, this Letter of Transmittal or the Proxy Statement/Prospectus, please contact Corporate Investor Communications, Inc. (the "Information Agent") as follows:


                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586
                                 (888) 881-0529


        PLEASE READ CAREFULLY ALL OF THE ACCOMPANYING INSTRUCTIONS WHICH FORM PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------------------------------------------
BOX A
                                  DESCRIPTION OF SHARES OF COMMON STOCK ENCLOSED
                                     (ATTACH ADDITIONAL SHEETS IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        NAME AND ADDRESS OF REGISTERED HOLDER(S)*                                       TOTAL NUMBER OF SHARES OF
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON         CERTIFICATE           COMMON STOCK REPRESENTED
            THE COMMON STOCK CERTIFICATE(S))                        NUMBER(S)             BY SUCH CERTIFICATE(S)
--------------------------------------------------------------------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------

                                                          ----------------------------------------------------------
                                                            TOTAL NUMBER OF SHARES SUBMITTED:
--------------------------------------------------------------------------------------------------------------------

* Only certificates registered in a single form may be deposited with this Letter of Transmittal. If certificates are registered in different forms (for example, John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

[ ] If any of the certificate(s) you own have been lost, stolen or destroyed, check this box and see Instruction D(5). Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of Common Stock represented by lost, stolen or destroyed certificate(s): --------- (number of shares). The holder of Common Stock will be required to complete certain additional documentation and pay for an indemnity bond covering the lost, stolen or destroyed certificate(s). This process can take a minimum of 10 days.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOX B
                      CITIZENSHIP OF HOLDER OF COMMON STOCK
                             (SEE INSTRUCTION D(12))
--------------------------------------------------------------------------------
The undersigned hereby represents that the shares of Common Stock surrendered herewith are owned by:


[ ]  a U.S. Person; or   [ ] a Foreign Person.
--------------------------------------------------------------------------------

        In connection with the Merger, the undersigned hereby submits the certificate(s) representing shares of Common Stock listed above.

        The Letter of Transmittal is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus, dated December 12, 1997, relating to the Merger (including all annexes thereto, the "Proxy Statement/Prospectus"), receipt of which is acknowledged by the undersigned,
(ii) the terms of the Merger Agreement, a conformed copy of which appears as Annex A to the Proxy Statement/Prospectus and (iii) the accompanying Instructions. Zilog's acceptance of shares of Common Stock delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and Zilog upon the terms and subject to the conditions of (i), (ii) and (iii) of this paragraph.

        The undersigned authorizes and instructs BankBoston, N.A., as Exchange Agent, to deliver such certificate(s) representing shares of Common Stock to Zilog and to receive on behalf of the undersigned, in exchange for such certificate(s), any check or payments for fractional shares, if any, payable, or, as a result of proration, any certificate representing Non-Cash Election Shares issuable, if any, pursuant to the Merger Agreement. If certificate(s) representing shares of Common Stock are not delivered herewith, there is furnished below a Guarantee of Delivery of such certificate(s) representing shares of Common Stock from an Eligible Institution (as defined herein).

        Unless otherwise indicated in Box D entitled "Special Payment Instructions," the Exchange Agent will (i) issue any check or payments for fractional shares, if any, payable, and/or, as a result of proration, any certificates representing Non-Cash Election Shares issuable, if any, pursuant to the Merger Agreement in the name of the registered holder(s) of such Common Stock and (ii) mail any check and/or any certificate representing Non-Cash Election Shares to the registered holder(s) of the Common Stock at the address that appears in BOX A.

--------------------------------------------------------------------------------
                                   IMPORTANT!
    ALL STOCKHOLDERS SUBMITTING THIS LETTER OF TRANSMITTAL MUST SIGN IN BOX C
--------------------------------------------------------------------------------

        The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Letter of Transmittal and to surrender the Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned, upon request, shall execute and deliver any and all additional documents deemed by the Exchange Agent, Zilog or Merger Sub to be necessary or desirable to complete the transfer, cancellation and retirement of the shares of Common Stock delivered herewith.

----------------------------------------------------    ---------------------------------------------------------------
BOX C
                                                                          SIGNATURE GUARANTEE
                                                                      (COMPLETE ONLY IF REQUIRED--
                     STOCKHOLDERS                                   SEE INSTRUCTIONS D(4) AND D(7))
                    MUST SIGN HERE:
                (SEE INSTRUCTIONS D(3))                  (Note:  A notarization by a notary public is not acceptable)

----------------------------------------------------                      FOR USE BY ELIGIBLE
                                                                           INSTITUTIONS ONLY
----------------------------------------------------                  PLACE MEDALLION GUARANTEE IN
              (Signature(s) of holder(s))                                     SPACE BELOW
Name(s):

----------------------------------------------------

----------------------------------------------------
                    (Please Print)


----------------------------------------------------
           (Area Code and Telephone Number)

Dated:
      ----------------------------------------------

       Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s)
by certificates and documents transmitted herewith. If signature is by attorney or guardian or other acting in fiduciary capacity, set forth full title.
----------------------------------------------------

----------------------------------------------------    ---------------------------------------------------------------
BOX D                                                              BOX E
           SPECIAL PAYMENT INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS D(4) AND D(7))                                   (SEE INSTRUCTIONS D(4) AND D(9))


     To be completed ONLY if the check is to be                        To be completed ONLY if the check is to be
made payable to, or the certificate representing                  made payable to, or the certificate representing
the Non-Cash Election Shares is to be registered                  the Non-Cash Election Shares is to be registered
in the name of, someone other than the registered                 in the name of, the registered holders(s) of shares
holder(s) of shares of Common Stock.                              of Common Stock, but is to be sent to someone other than
                                                                  the registered holder(s) or to an address other than the
                                                                  address of the registered holder(s) set forth above.

Name
    -------------------------------------------------
                  (Please Print)
                                                                   Mail check and/or certificate to:

Address                                                            Name
       -----------------------------------------------                 -------------------------------------------------
                                                                                        (Please Print)
------------------------------------------------------
(City)                (State)            (Zip Code)                Address
                                                                          ----------------------------------------------

                                                                   -----------------------------------------------------
(SOCIAL SECURITY OR EMPLOYER IDENTIFICATION NUMBER)                (City)                (State)           (Zip Code)
          (SEE SUBSTITUTE FORM W-9 BELOW)
------------------------------------------------------          --------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
BOX F
                              GUARANTEE OF DELIVERY
        (TO BE USED ONLY IF CERTIFICATE(S) ARE NOT SURRENDERED HEREWITH)
                             (SEE INSTRUCTION D(1))

The signatory is:
     -  a member of a national securities exchange,              -------------------------------------------------------
     -  a member of the National Association of Securities                 (Firm--Please Print)
        Dealers, Inc., or
     -  a commercial bank or trust company in the United         -------------------------------------------------------
        States;                                                          (Authorized Signature)

and guarantees to deliver to the Exchange Agent
the certificate(s) representing shares of Common
Stock to which this Letter of Transmittal relates,
duly endorsed in blank or otherwise in a form                    -------------------------------------------------------
acceptable for transfer on the books of Zilog, no
later than 5:00 p.m. New York City time on the                   -------------------------------------------------------
third New York Stock Exchange trading day after
the date of execution of this Guarantee of                       -------------------------------------------------------
Delivery.                                                                 (Address, Including Zip Code)

                                                                 -------------------------------------------------------
                                                                         (Area Code and Telephone Number)

                                                                 --------------------------------------------------------
                                                                             (Contact Name)
-------------------------------------------------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

     In order to ensure compliance with federal income tax requirements, each holder of Common Stock is requested to provide the Exchange Agent with his or her correct Taxpayer Identification Number (Social Security Number or Employer Identification Number) and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below, or, in the case of Foreign Persons (as defined herein), the Substitute Form W-8 below. (See Instructions D(12), D(13) and D(14), the accompanying Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 and, in the case of Foreign Persons, the accompanying Instructions for Certificate of Foreign Holders Who Are Individuals on Substitute Form W-8.)

                             PAYER: BANKBOSTON, N.A.

--------------------------------------------------------------------------------------------------------------
SUBSTITUTE                             PART I:  Please provide your Taxpayer
FORM W-9                               Identification Number in the box at the    -------/-------/----------
DEPARTMENT OF THE TREASURY,            right and certify by signing and dating       Social Security Number
INTERNAL REVENUE SERVICE               below.  (If you are awaiting your
                                       Taxpayer Identification Number, leave      -----/--------------------
                                       that area blank and check the box in      Employer Identification Number
                                       Part III.)
                                    ----------------------------------------------------------------------------
PAYER'S REQUEST FOR TAXPAYER           PART II:  For payees exempt from backup withholding, see the enclosed
IDENTIFICATION NUMBER                  Instructions and complete as instructed therein.
                                    -----------------------------------------------------------------------------
                                       PART III:  Awaiting Taxpayer Identification Number [ ]
-----------------------------------------------------------------------------------------------------------------

CERTIFICATION.  Under penalty of perjury, I certify that:


(1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding, as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Instructions.)

Signature                                                    Date
         ----------------------------------------------------    --------------

         IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9,
              YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER


     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me pursuant to this Merger shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature                                                    Date
         ----------------------------------------------------    --------------


SUBSTITUTE                                    Under penalties of perjury, I certify that:
FORM W-8
DEPARTMENT OF THE TREASURY,              [ ]  For INTEREST PAYMENTS, I am not a U.S. citizen or
INTERNAL REVENUE SERVICE                      resident (or I am filing for a foreign corporation,
                                              partnership, estate or trust);

CERTIFICATE OF FOREIGN                   [ ]  For DIVIDENDS, I am not a U.S. citizen or resident
HOLDERS WHO ARE INDIVIDUALS                   (or I am filing for a foreign corporation, partnership,
                                              estate or trust); AND

                                         [ ]  For BROKER TRANSACTIONS or BARTER
                                              EXCHANGES, I am an exempt foreign
                                              person.
                                         ------------------------------------------------------------

Signature                                                  Date
          ------------------------------------------------     ----------------
Print Name
           ----------------------------------------------

           NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9, OR, IF A FOREIGN PERSON, THE SUBSTITUTE FORM W-8, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, OR, IF A FOREIGN PERSON, THE ENCLOSED INSTRUCTIONS FOR CERTIFICATE OF FOREIGN HOLDERS WHO ARE INDIVIDUALS ON SUBSTITUTE FORM W-8. (SEE INSTRUCTIONS D(12), D(13) AND D(14).)

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
   (FORMING A PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL)

A.   Special Conditions.

     1. Right to Receive Cash Payment. Subject to the proration procedures set forth in the Merger Agreement and described in the Proxy Statement/Prospectus, holders of Common Stock who (i) declined to make a Non-Cash Election, (ii) failed to make an effective Non-Cash Election or (iii) made an effective Non-Cash Election but who will not receive Non-Cash Election Shares due to proration, in each case with respect to any or all of their shares, will receive in exchange for each share of Common Stock the right to receive $20.00 in cash. See Instruction C.

     2. Termination of Payment Fund. Any holders of Common Stock who have not complied with the instructions set forth in this Letter of Transmittal and the terms and conditions set forth in the Merger Agreement within six months after the Effective Time of the Merger (the "Effective Time") shall thereafter look only to Zilog (subject to abandoned property, escheat or other similar laws) and only as general creditors thereof for payment of their claims for cash (without interest), if any, Non-Cash Election Shares, if any, cash in lieu of fractional Non-Cash Election Shares, if any, or any dividends or distributions with respect to Non-Cash Election Shares, if any, as applicable, to which such holders may be entitled.

B.   Proration Procedures.

     A description of the proration procedures is set forth in the Proxy Statement/Prospectus in "The Merger--Non-Cash Election" and "The Merger--Non-Cash Election Procedure." A full statement of the proration procedures is contained in the Merger Agreement, and all stockholders are subject to the conditions set forth therein and to compliance with such procedures.

     As a result of the proration procedures, holders of Common Stock may receive Non-Cash Election Shares or cash in amounts which vary from the amounts such holders elect to receive. If proration occurs, such holders will not be able to change the number of Non-Cash Election Shares or the amount of cash allocated to them pursuant to such procedures.

C.   Receipt of Cash Payments or Non-Cash Election Shares; Fractional Shares.

     A single check for cash and/or a single certificate representing Non-Cash Election Shares, if any, will be issued. As soon as practicable after the Effective Time, the Exchange Agent will mail cash payments by check to the holders of Common Stock for an aggregate amount equal to $20.00 for each share of Common Stock (without interest) which is submitted with this Letter of Transmittal to the Exchange Agent, subject to the proration procedures described in the Proxy Statement/Prospectus.

     As a result of proration, a holder of Common Stock may receive Non-Cash Election Shares instead of cash. No fractional shares will be issued in connection with the Merger. Each holder of Common Stock who would otherwise have been entitled to receive a fraction of a Non-Cash Election Share as a result of proration will receive, in lieu thereof, a cash payment (without interest) equal to such fraction multiplied by $20.00.

D.   General.

     1. Execution and Delivery. This Letter of Transmittal must be properly completed, dated and signed in BOX C and must be delivered (together with a stock certificate or stock certificates representing shares of Common Stock or with a duly signed Guarantee of Delivery of such certificate(s)) to the Exchange Agent at any of the addresses set forth above.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER OF COMMON STOCK, BUT IF SENT BY MAIL, IT IS STRONGLY SUGGESTED THAT MAILING BE BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. The delivery will be deemed made only when actually received by the Exchange Agent at any of its addresses set forth above. The risk of loss of such documents will pass only after the Exchange Agent has actually received them.

     2. Inadequate Space. If there is insufficient space on this Letter of Transmittal to list all your Common Stock certificates being submitted to the Exchange Agent, please attach additional sheets.

     3. Signatures. The signature (or signatures, in the case of Common Stock certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the shares of Common Stock described on this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

     If any share of Common Stock delivered herewith is owned of record by two or more persons, ALL such persons must sign this Letter of Transmittal. If any of the shares of Common Stock delivered herewith are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letter of Transmittals as there are different registrations of such shares.

     If this Letter of Transmittal is signed by a person or persons other than the registered owners of the Common Stock certificates listed, the Common Stock certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificate(s). (See Instruction D(4).)

     If this Letter of Transmittal or any Common Stock certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Letter of Transmittal.

     4. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank (not a savings bank or a savings & loan association), broker, dealer, credit union, a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or trust company or other entity in the United

States that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of shares of Common Stock delivered with this Letter, unless such holder(s) has completed either BOX D entitled "Special Payment Instructions" or BOX E entitled "Special Delivery Instructions." If a check is to be payable to the order of, or a certificate representing Non-Cash Election Shares, if any, is to be registered in the name of, a person other than the registered holder(s), then the Common Stock certificate(s) delivered with this Letter must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), with the signature(s) on such certificate(s) or stock powers guaranteed as described above.

     5. Lost, Stolen or Destroyed Certificates. If your Common Stock certificate(s) has been either lost, stolen or destroyed, please check the box in BOX A below your name and address, and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a check and/or a certificate representing Non-Cash Election Shares, if any, in accordance with the Merger Agreement. You will be required to complete certain additional documentation and pay for an indemnity bond covering the lost certificate(s). The cost of this indemnity bond will be based on the value of the shares of Common Stock represented by the lost certificate(s). PLEASE DIRECT ANY QUESTIONS REGARDING LOST, STOLEN OR DESTROYED CERTIFICATES TO THE EXCHANGE AGENT AT (617) 575-3120.

     6. Checks and New Certificates in Same Name. If a check is to be made payable to the order of, or a certificate representing Non-Cash Election Shares, if any, is to be registered in, exactly the same name(s) that appears on the certificate(s) representing shares of Common Stock submitted with this Letter of Transmittal, no endorsement of the certificate(s) or separate stock power(s) is required.

     7. Checks and New Certificates in Different Name. If a check is to be made payable to the order of, or a certificate representing Non-Cash Election Shares, if any, is to be registered in, other than exactly the name(s) that appears on the certificate(s) representing shares of Common Stock submitted for exchange with this Letter of Transmittal, such exchange shall not be made by the Exchange Agent unless the certificate(s) submitted are endorsed, BOX D is completed and the signature is guaranteed in BOX C by an Eligible Institution. (See Instructions D(4) and D(9).)

     8. Stock Transfer Taxes. If a check is to be made payable to the order of, or a certificate representing Non-Cash Election Shares, if any, is to be registered in, other than exactly the name(s) that appears on the Common Stock certificate(s) submitted for exchange with this Letter of Transmittal, no distribution of a check and/or a certificate representing Non-Cash Election Shares, if any, will be made unless satisfactory evidence is submitted of payment of any applicable stock transfer tax or of the applicability of an exemption therefrom.

     9. Special Delivery Instructions. If a check is to be made payable to the order of, or a certificate representing Non-Cash Election Shares, if any, is to be registered in, exactly the same name(s) that appears on the certificate(s) representing shares of Common Stock submitted with this Letter of Transmittal, but is to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), please indicate such person and/or address in BOX E. (See Instruction D(4).)

     10. Determination of Proper Submission of Letter of Transmittal and Delivery of Common Stock Certificates. Zilog will have the discretion, which it may delegate in whole or in part to the Exchange Agent, to reasonably determine whether a Letter of Transmittal has been properly completed, signed and submitted, modified or revoked, and to disregard immaterial defects, and to determine all questions as to validity, form and eligibility of any delivery of Common Stock certificates. Zilog and/or the Exchange Agent reserve the right to waive any irregularities or defects in the delivery of any Common Stock certificates; however, a delivery will not be deemed to have been made until all irregularities have been cured or waived. The decision of Zilog and/or the Exchange Agent in such matters shall be conclusive and binding. Neither Zilog nor the Exchange Agent will be under any obligation to notify any person of any defect in a Non-Cash Election Form submitted to the Exchange Agent, and neither Zilog nor the Exchange Agent shall incur any liability for failure to give any such notice. The Exchange Agent shall also make all computations contemplated by the Merger Agreement and all such computations shall be conclusive and binding on the holders of Common Stock. No alternative, conditional or contingent Letters of Transmittal will be accepted.

     11. Appraisal Rights. Holders of Common Stock who have demanded appraisal rights pursuant to the Delaware General Corporation Law should not complete this Letter of Transmittal. Zilog will regard any record holder of shares of Common Stock who has delivered a written demand for appraisal and who subsequently delivers a Letter of Transmittal to the Exchange Agent as having withdrawn such demand for appraisal. For more information, see the discussion in the Proxy Statement/Prospectus set forth under "Stockholders' Appraisal Rights."

     12. Citizenship of Holder of Common Stock. The term "U.S. Person" means any person that is not a Foreign Person. The term "Foreign Person" means any person who is a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership, with respect to the United States, its territories and possessions, and all areas subject to its jurisdiction.

     13. Backup Federal Income Tax Withholding and Substitute Form W-9--U.S. Persons. Under the "backup withholding" provisions of federal income tax law, the Exchange Agent may be required to withhold 31% of the amount of any payments made to holders of Common Stock pursuant to the Merger. To prevent backup withholding, each holder of Common Stock should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either: (a) provide the correct Taxpayer Identification Number ("TIN") and certify, under penalty of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder of Common Stock has not been notified by the Internal Revenue Service ("IRS") that the holder of Common Stock is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the holder of Common Stock that the holder is no longer subject to backup withholding or (b) provide an adequate basis for exemption. If the box in Part III of the Substitute Form W-9 is checked, the Exchange Agent shall retain 31% of cash payments made to a holder of Common Stock during the sixty (60) day period following the date of execution of the Substitute Form W-9. If the holder of Common Stock furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of execution of the Substitute Form W-9, the Exchange Agent shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. However, if the holder of Common Stock has not provided the Exchange Agent with his or her TIN within such sixty (60) day period, the Exchange Agent shall remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of all payments to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder of Common Stock is an individual, the TIN is the Social Security number of such individual. If the certificates representing shares of Common Stock are registered in more than one name or are not in the name of the actual owner, consult the Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder of Common Stock may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders of Common Stock (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder of Common Stock must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. This may be done by completing the Substitute Form W-8 included on this Letter of Transmittal.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause the shares of Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     14. Backup Federal Income Tax Withholding and Substitute Form W-8--Foreign Persons. Withholding of U.S. tax at the rate of 31% from any distributions to a foreign owner may be required unless the Substitute Form W-8 is properly completed and signed. For further information concerning backup withholding and instructions for completing the Substitute Form W-8, consult the Instructions for Certificate of Foreign Holders Who Are Individuals on Substitute Form W-8.

     Additional copies of this Letter of Transmittal may be obtained from the Information Agent by calling (888) 881-0529.

------------, 1998